AMENDMENT TO PLEDGE AGREEMENT


               This Amendment to Pledge Agreement (this "Amendment") is made and entered into effective as of the 31st day of December, 1994, by and among SEITEL, INC., a Delaware corporation, SEITEL GEOPHYSICAL, INC., a Delaware corporation, and SEITEL DATA CORP., a Delaware corporation (collectively, "Pledgor"); and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One"); and COMPASS BANK-HOUSTON, a Texas state banking association (collectively with Bank One, "Lenders").

                              W I T N E S S E T H:

               WHEREAS, Seitel, Inc. has executed a Pledge Agreement (the "Pledge Agreement") dated effective February 28, 1994, granting to Lenders a continuing security interest in and to, among other things, all of Seitel, Inc.'s shares of capital stock in and to its wholly-owned subsidiaries, as security for, among other things, the payment and performance of certain indebtedness and obligations owing by Pledgor and certain other parties to Lenders, as more fully described in the Pledge Agreement; and

               WHEREAS, Seitel, Inc., each of the other Pledgors, and Lenders desire to amend and modify certain terms and provisions of the Pledge Agreement.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seitel, Inc., each of the other Pledgors, and Lenders agree as follows:

          1. Amendments to Pledge Agreement. The Pledge Agreement is modified and amended as follows:

             1.1 The first grammatical paragraph on Page 1 of the Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

               PLEDGE AGREEMENT entered into on March 18, 1994, but which shall be effective as of February 28, 1994, from SEITEL, INC., a Delaware corporation ("Seitel"), SEITEL GEOPHYSICAL, INC., a Delaware corporation ("Geophysical") and SEITEL DATA CORP., a Delaware corporation (collectively with Seitel and Geophysical, "Pledgor"), in favor of COMPASS BANK-HOUSTON, a Texas state banking association ("Bank"), and of BANK ONE, TEXAS, N.A. ("Bank One;" together with Bank, the "Lenders"), and COMPASS BANK-HOUSTON, as agent (the "Agent") for the Lenders; each of whom are signatories to the Restated Revolving Credit and Pledge Agreement dated as of December 31, 1994, among each Pledgor, Exsol, Inc. ("Exsol"), Seitel Offshore Corp. ("Offshore"), and the Lenders (the "Credit Agreement").

             1.2 Each of the premises on Page 1 of the Pledge Agreement are deleted in their entirety and the following are substituted in place thereof:

               WHEREAS,   each  Pledgor  is  a  party  to  the  Credit
          Agreement;

               WHEREAS, Geophysical, Exsol, Geo-Bank, Inc., Seitel Data Corp., Alternative Communication Enterprises, Inc., Matrix Geophysical, Inc., and Seitel Gas & Energy Corp. (collectively, the "Seitel Subsidiaries") are each direct, wholly owned subsidiaries of Seitel;

               WHEREAS, African Geophysical, Inc. (the "Geophysical Subsidiary") is the direct, wholly owned subsidiary of Geophysical;

               WHEREAS,    Datatel,   Inc.,   Offshore,   and   Seitel
          International, Inc. (collectively with the Seitel Subsidiaries and the Geophysical Subsidiary, the "Subsidiaries") are directly, wholly owned subsidiaries of Seitel Data Corp.;

               WHEREAS, each Pledgor desires that the Lenders make available the Revolving Line (as defined in the Credit Agreement) to them and Exsol in accordance with the terms of the Credit Agreement; and

               WHEREAS, it is a condition precedent to the extending of the Revolving Line that each Pledgor shall have granted the security interest contemplated by this Agreement to secure the Liabilities (as such term is defined in the Credit Agreement and is hereafter used);

             1.3 Section 7(b) on Page 8 of the Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

               Without limiting the foregoing, the Lenders and the Agent shall have the rights and remedies of a secured party under Texas Uniform Commercial Code in addition to the rights and remedies provided herein.

             1.4 Section 21 on Page 17 of the Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

               THIS AGREEMENT SHALL BE PERFORMED IN AND CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PROVISIONS THEREOF.

             1.5 All references in the Pledge Agreement to the Loan Documents shall refer to the Credit Documents under and as defined



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



in the Credit Agreement, as each may be amended and modified from time to time.

          2. Release of DDD Energy, Inc. Stock. Pledgor and Lenders agree and acknowledge that the pledge by Seitel, Inc. of the capi- tal stock of DDD Energy, Inc. under and pursuant to the Pledge Agreement is hereby discharged and released in order that the capi- tal stock of DDD Energy, Inc. may be pledged by Seitel, Inc. as security for the payment of a certain credit facility to DDD Energy, Inc. from Lenders.

          3. NO CONTROL BY LENDERS. PLEDGOR AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY PLEDGOR IN THE PLEDGE AGREEMENT (AS AMENDED HEREBY) AND OTHERWISE, ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN PLEDGOR AND LENDERS. PLEDGOR HAS AGREED TO EXECUTE AND DELIVER THIS AMENDMENT AS CONSIDERATION FOR LENDERS' AGREEMENT TO PROVIDE CERTAIN FINANCING TO BORROWERS. EACH PLEDGOR HAS BENEFITTED, DIRECTLY AND INDIRECTLY BY ITS DELIVERY OF THIS AMENDMENT.

          4. Defined Terms. Words and terms used herein which are defined in the Pledge Agreement are used herein as defined in the Pledge Agreement, except as specifically modified by the terms of this Amendment. Further, all references to the term "Pledgor," herein and in the Pledge Agreement (as hereby amended), shall mean and refer to each Pledgor (individually and collectively).

          5. Representations and Warranties. The representations, warranties, covenants, and agreements made by Pledgor in the Pledge Agreement (as amended hereby) are made again by each Pledgor (indi- vidually and collectively) as of the date of this Amendment.

          6. Miscellaneous.

             6.1 Governing Law. THE TERMS AND CONDITIONS OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

             6.2 Counterparts. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

             6.3 Notice of Final Agreement. THE PLEDGE AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CON- TEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

             6.4 Preservation of the Pledge Agreement. Except as specifically modified by the terms of this Amendment, all of the



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



terms, provisions, covenants, warranties and agreements contained, and all liens and security interests granted, in the Pledge Agreement remain in full force and effect, and the liens and security interests granted therein are acknowledged to be valid and subsisting liens and security interests against the Collateral. Except as otherwise expressly provided herein, by execution of this Amendment, each Pledgor and Lenders do not intend to in any manner impair the indebtedness described in and secured by the Pledge Agreement (as amended by this Amendment), or to in any way impair, waive or release the liens and security interests granted in the Pledge Agreement.

                 6.5 Reaffirmation of Pledge Agreement. To secure the Liabilities (as defined in the Credit Agreement), each Pledgor has granted a security interest and by these presents does grant to Lenders and Agent a security interest, in and to all of their respective rights, titles, and interests in and to the Collateral.

          IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.


                                          PLEDGOR:

WITNESS:                                  SEITEL, INC.

                                          By: /s/ Debra D. Valice
                                             --------------------------
                                             Debra D. Valice, Vice President
                                             of Finance, Chief Financial
                                             Officer, Treasurer, and
                                             Secretary


WITNESS:                                  SEITEL GEOPHYSICAL, INC.


                                          By: /s/ Debra D. Valice
                                             --------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer


WITNESS:                                   SEITEL DATA CORP.


                                           By: /s/ Debra D. Valice
                                             --------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer



                      (Signatures Continued on Next Page)




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


                                         AGENT/LENDERS:

WITNESS:                                  COMPASS BANK-HOUSTON, as a Lender
                                          and as Agent


                                          By: /s/ Dorothy M. Wilson
                                             --------------------------
                                             Dorothy M. Wilson,
                                             Vice President



WITNESS:                                  BANK ONE, TEXAS, NATIONAL
                                          ASSOCIATION


                                          By: /s/ Damien Meiburger
                                             --------------------------
                                             Damien Meiburger,
                                             Senior Vice President






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